Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE	OF
					1	3
2. AMENDMENT/MODIFICATION NO. 079		3. EFFECTIVE DATE 10/31/2016		4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	5ACAAQ		7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ACAAQ
ALAINA EARL Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650 (202) 268-6580		Cargo Air Acquisitions Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code) FEDERAL EXPRESS CORPORATION 3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800			(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13) 04/23/2013
SUPPLIER CODE: 000389122		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐				☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning   ________   copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required.) Net Increase: [*] See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(x)	A. THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒

D. OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

By  Mutual Agreement of  the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to incorporate the following to the ACN-13-FX contract.

1. Changes to Attachment 1 – Postal Service Operating Periods as follows:

Operating Period 38 – NOV 2016 O/P will change

FROM:

10/31/16 – 12/4/16 (5 weeks)

TO:

10/31/16 – 11/27/16 (4 weeks)

Continued…

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Paul J. Herron, Vice President		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian Mckain
15B. CONTRACTOR/OFFEROR /s/ PAUL J. HERRON	15C. DATE SIGNED 11-28-2016	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN	16C. DATE SIGNED 12/1/16
(Signature of person authorized to sign)		(Signature of Contracting Officer)
*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET		REQUISITION NO.			Page	Of
					2	3
CONTRACT/ORDER NO. ACN-13-FX/079	AWARD/ EFFECTIVE DATE 10/31/2016	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.		SOLICITATION ISSUE DATE
ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Operating Period 39 – DEC 2016 O/P will change

FROM:

12/5/16 – 1/1/17 (4 weeks)

TO:

11/28/16 – 1/1/17 (5 weeks)

An updated version of Attachment 1 – Postal Service Operating Periods is attached.

2. In accordance with contract ACN-13-FX and the “Fuel Adjustment” section, the following Line Haul Rate (fuel) for the Day Network as set out in Attachment 10 is modified for performance during the period of October 31, 2016 to November 27, 2016 (Operating Period 38) as follows:

TIERS: Base – Tier 5

From:

[*] per cubic foot

To:

[*] per cubic foot

This is an increase of [*].

TIERS: 6 & 7:

Tier 6:

From:

[*] per cubic foot

To:

[*] per cubic foot

This is an increase of [*].

Tier 7:

From:

[*] per cubic foot

To:

[*] per cubic foot

This is an increase of [*].

[*]

Continued…

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET		REQUISITION NO.			PAGE	OF
					3	3
CONTRACT/ORDER NO. ACN-13-FX/079	AWARD/ EFFECTIVE DATE 10/31/2016	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.		SOLICITATION ISSUE DATE
ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1

[*]

All other contract terms remain in effect.

---------------------------------

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Delivery: 05/02/2016

Discount Terms:

See Schedule

Accounting Info:

BFN: 670167

FOB: Destination

Period of Performance: 09/30/2013 to 09/30/2020

Change Item 1 to read as follows:

Day Network

Account Number: 53503

This is for estimation purposes only and is not a guarantee of contract value.

[*]
*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Air Cargo Network

Contract ACN-13-FX

Attachment 1: Postal Service Operating Periods

Attachment 1

Postal Service Operating Periods

December 1, 2016

Operation Period:  Monday – Sunday

*All Operating Periods begin with the Monday Night Network

Operating Period	Begin	End	Number of Weeks	Month	Peak Periods
1	9/30/2013	11/3/2013	5	OCT
2	11/4/2013	12/1/2013	4	NOV
3	12/2/2013	1/5/2014	5	DEC	2013 PEAK
4	1/6/2014	2/2/2014	4	JAN
5	2/3/2014	3/2/2014	4	FEB
6	3/3/2014	3/30/2014	4	MAR
7	3/31/2014	4/27/2014	4	APR
8	4/28/2014	6/1/2014	5	MAY
9	6/2/2014	6/29/2014	4	JUN
10	6/30/2014	7/27/2014	4	JUL
11	7/28/2014	8/31/2014	5	AUG
12	9/1/2014	9/28/2014	4	SEP
13	9/29/2014	10/26/2014	4	OCT
14	10/27/2014	11/30/2014	5	NOV
15	12/1/2014	1/4/2015	5	DEC	2014 PEAK
16	1/5/2015	2/1/2015	4	JAN
17	2/2/2015	3/1/2015	4	FEB
18	3/2/2015	3/29/2015	4	MAR
19	3/30/2015	4/26/2015	4	APR
20	4/27/2015	5/31/2015	5	MAY
21	6/1/2015	6/28/2015	4	JUN
22	6/29/2015	8/2/2015	5	JUL
23	8/3/2015	8/30/2015	4	AUG
24	8/31/2015	9/27/2015	4	SEP
25	9/28/2015	11/1/2015	5	OCT
26	11/2/2015	11/29/2015	4	NOV
27	11/30/2015	1/3/2016	5	DEC	2015 PEAK

Air Cargo Network

Contract ACN-13-FX

Attachment 1: Postal Service Operating Periods

28	1/4/2016	1/31/2016	4	JAN
29	2/1/2016	2/28/2016	4	FEB
30	2/29/2016	4/3/2016	5	MAR
31	4/4/2016	5/1/2016	4	APR
32	5/2/2016	5/29/2016	4	MAY
33	5/30/2016	6/26/2016	4	JUN
34	6/27/2016	7/31/2016	5	JUL
35	8/1/2016	8/28/2016	4	AUG
36	8/29/2016	10/2/2016	5	SEP
37	10/3/2016	10/30/2016	4	OCT
38	10/31/2016	11/27/2016	4	NOV
39	11/28/2016	1/1/2017	5	DEC	2016 PEAK
40	1/2/2017	1/29/2017	4	JAN
41	1/30/2017	2/26/2017	4	FEB
42	2/27/2017	4/2/2017	5	MAR
43	4/3/2017	4/30/2017	4	APR
44	5/1/2017	6/4/2017	5	MAY
45	6/5/2017	7/2/2017	4	JUN
46	7/3/2017	7/30/2017	4	JUL
47	7/31/2017	8/27/2017	4	AUG
48	8/28/2017	10/1/2017	5	SEP
49	10/2/2017	10/29/2017	4	OCT
50	10/30/2017	11/27/2017	4	NOV
51	11/28/2017	12/30/2017	5	DEC	2017 PEAK
52	12/31/2017	1/28/2018	4	JAN
53	1/29/2018	2/25/2018	4	FEB
54	2/26/2018	4/1/2018	5	MAR
55	4/2/2018	4/29/2018	4	APR
56	4/30/2018	6/3/2018	5	MAY
57	6/4/2018	7/1/2018	4	JUN
58	7/2/2018	7/29/2018	4	JUL
59	7/30/2018	8/26/2018	4	AUG
60	8/27/2018	9/30/2018	5	SEP
61	10/1/2018	10/28/2018	4	OCT
62	10/29/2018	12/2/2018	5	NOV
63	12/3/2018	1/6/2019	5	DEC	2018 PEAK
64	1/7/2019	2/3/2019	4	JAN
65	2/4/2019	3/3/2019	4	FEB
66	3/4/2019	3/31/2019	4	MAR
67	4/1/2019	4/28/2019	4	APR
68	4/29/2019	6/2/2019	5	MAY

Air Cargo Network

Contract ACN-13-FX

Attachment 1: Postal Service Operating Periods

69	6/3/2019	6/30/2019	4	JUN
70	7/1/2019	7/28/2019	4	JUL
71	7/29/2019	9/1/2019	5	AUG
72	9/2/2019	9/29/2019	4	SEP
73	9/30/2019	10/27/2019	4	OCT
74	10/28/2019	12/1/2019	5	NOV
75	12/2/2019	1/5/2020	5	DEC	2019 PEAK
76	1/6/2020	2/2/2020	4	JAN
77	2/3/2020	3/1/2020	4	FEB
78	3/2/2020	3/29/2020	4	MAR
79	3/30/2020	5/3/2020	5	APR
80	5/4/2020	5/31/2020	4	MAY
81	6/1/2020	6/28/2020	4	JUN
82	6/29/2020	8/2/2020	5	JUL
83	8/3/2020	8/30/2020	4	AUG
84	8/31/2020	9/30/2020	5	SEP